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                                   SECOND AMENDMENT
                                          TO
                            AMERICAN CARD TECHNOLOGY, INC.

                    1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN



                                      BACKGROUND

     American Card Technology, Inc. (the "Company") has effected a split of its common stock, par value $.001 per share (the "Common Stock") of 1.545 to 1 so that each stockholder shall receive an additional six (6) shares of Common Stock for each eleven (11) shares presently held, effective July 9, 1998. In connection with the aforementioned stock split, the Board of Directors of the Company, acting as a committee to administer the Plan, resolved to amend the Plan in accordance with Paragraph 8 thereof to adjust the total number of shares of Common Stock which may be issued and sold pursuant to options granted under the Plan by a multiple of 1.545.

     NOW THEREFORE, The American Card Technology, Inc. 1996 Nonemployee Directors' Stock Option Plan (the "Plan") is hereby amended pursuant to Paragraph 10 of the Plan by deleting the first sentence of Paragraph 4 of the Plan and substituting the following in lieu therefor:

          "The total number of shares which may be issued and sold pursuant to Options granted under this Directors' Plan shall be 46,350 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with paragraph 8 of this Directors' Plan, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares so adjusted)."


As adopted by resolution of the Board of Directors of the Company, acting as a committee to administer the Plan, July 9, 1998.


     IN WITNESS WHEREOF, the undersigned has set his hand and seal as of the 9th day of July, 1998.



                                             AMERICAN CARD TECHNOLOGY,
                                             INC.



                                             By     /s/ Raymond Findley, Jr.
                                                 -------------------------------
                                                 Raymond Findley, Jr.
                                               Its  President